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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) May 22, 2002 (May 22, 2002)

                            STERLING BANCSHARES, INC.
              Exact Name of Registrant as Specified in its Charter


           Texas                      0-20750                   74-2175590
 State of Incorporation or     Commission File Number        I.R.S. Employer
       Organization                                         Identification No.


   2550 North Loop West, Suite 600
           Houston, Texas                                         77092
Address of Principal Executive Offices                          (Zip Code)

                                 (713) 466-8300
                         Registrant's telephone number,
                               including area code




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Item 5.  Other Information

         On May 22, 2002, Sterling Bancshares, Inc. ("Sterling Bancshares") announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement") with ENB Bankshares, Inc. ("ENB Bankshares"), which provides for, and sets forth the terms and conditions of, the merger of ENB Bankshares with and into Sterling Bancshares. A copy of Sterling Bancshares' press release announcing the execution of the Merger Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K. The press release is incorporated herein by reference and the foregoing description of the press release is qualified in its entirety by reference to Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(a)      None.

(b)      None

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

         Exhibit 99.1  Press release dated May 22, 2002

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STERLING BANCSHARES, INC.



Dated:  May 22, 2002                    By: /s/  Eugene S. Putnam, Jr.
                                            --------------------------------
                                            Eugene S. Putnam, Jr.
                                            Executive Vice President and
                                            Chief Financial Officer

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